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                          ============================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               SEPTEMBER 18, 2000

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2000-1
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            CALIFORNIA              333-64903            95-4438859
            ----------              ---------            ----------
   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)         file number)      identification no.)

    350 SOUTH GRAND AVENUE, 52ND FLOOR
          LOS ANGELES, CALIFORNIA                              90071
          -----------------------                              -----
 (Address of principal executive offices)                   (ZIP Code)

                                 (213) 210-5000
                   ------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)

                          ============================

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Item 5.  Other Events

         This Current Report on Form 8-K is being filed for the purposes of filing (i) the consent of PricewaterhouseCoopers LLP, independent accountants to Financial Security Assurance ("FSA"), which will act as the Certificate Insurer in connection with the proposed offering of the Aames Mortgage Trust 2000-1, Mortgage Pass-Through Certificates, Series 2000-1; and (ii) certain opinions of Stroock & Stroock & Lavan L.L.P., counsel to the Registrant.


Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------
         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

             5.2 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds

             8.1 Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

             23.1   Consent of PricewaterhouseCoopers LLP

             23.2 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.1)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AAMES CAPITAL CORPORATION

                                            By: /s/ Jon Van Deuren
                                                ------------------------------
                                                Jon Van Deuren
                                                Executive Vice President and
                                                Chief Financial Officer

Dated:   September 18, 2000

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                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
----------    ----------------------
    5.1       Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates
    5.2       Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds
    8.1       Opinion of Stroock & Stroock & Lavan LLP regarding tax matters
   23.1       Consent of PricewaterhouseCoopers LLP
   23.2       Consent of Stroock & Stroock & Lavan LLP (included in Exhibits
              5.1, 5.2 and 8.0)


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